Exhibit 32.1

Certification

of

PSB Holdings, Inc.

under Section 906 of Sarbanes-Oxley Act of 2002

The undersigned Chief Executive Officer and Chief Financial Officer of PSB Holdings, Inc. (the “Company”) certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that (1) the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2014 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, 15 U.S.C. 78m or 78o(d), and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: March 31, 2015

/s/ PETER W. KNITT
Peter W. Knitt
President and CEO

/s/ SCOTT M. CATTANACH
Scott M. Cattanach
Treasurer
(Chief Financial Officer)

This certification accompanies this Annual Report on Form 10-K for the year ended December 31, 2014, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by PSB Holdings, Inc. for purposes of the Securities Exchange Act of 1934.